                                                                    EXHIBIT 10.5

                                SECOND AMENDMENT


                  SECOND AMENDMENT (this "Amendment"), dated as of February 27, 1998, among ACQUISITION HOLDINGS, INC., a Delaware corporation ("Holdings"), ATC GROUP SERVICES, INC., a Delaware corporation (the "Borrower"), the bank party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Bank"), BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks, and each of the lenders listed on Schedule A hereto (each, a "New Bank" and, collectively, the "New Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower (as successor by merger to Acquisition Corp.), the Existing Bank and the Agent are parties to a Credit Agreement, dated as of January 29, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. The Existing Bank hereby sells and assigns to each New Bank without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from the Existing Bank, that interest in and to the Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") as set forth on, and in respect of the credit facilities listed on, Annex A hereto (calculated after giving affect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each such New Bank pursuant to this Amendment.

                  2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, (i) on the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Annex B hereto and (ii) the
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Borrower agrees that it will, promptly following the Second Amendment Effective
Date, issue appropriate Notes to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.

                  3. On and after the Second Amendment Effective Date, the Credit Agreement shall be further amended by deleting Schedule II thereto in its entirety and inserting in lieu thereof a new Schedule II in the form of Annex C hereto.

                  4. The Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings or any of its Subsidiaries or the performance or observance by Holdings or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                  5. Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent relevant, agrees to promptly submit to the Borrower and the Agent the appropriate Internal Revenue Service Forms described in Section 13.04(b) of the Credit Agreement.

                  6. The Existing Bank, the New Banks and the Agent hereby agree that (x) all amounts accrued with respect to the outstanding Term Loans, outstanding Revolving


                                       2
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Loans and the Total Revolving Loan Commitment prior to the delivery by such New
Bank of the amount referred to in clause (ii) of Section 12 of this Amendment shall be for the account of the Existing Bank and (y) all such amounts accrued on and after the delivery of the amount referred to in clause (ii) of such
Section 12 shall be for the account of such New Bank based upon its relevant Pro Rata Share.

                  7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each New Bank delivers the amount referred to in clause (ii) of Section 12 of this Amendment, such New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section
13.15 of the Credit Agreement, the Agent shall record the transfers contemplated hereby in the Register.

                  8. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representations or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agent.

                  11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                       3
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                  12. Subject to Section 13 of this Amendment, this Amendment shall become effective on the date (the "Second Amendment Effective Date") when
(i) Holdings, the Borrower, the Agent, the Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office and (ii) each New Bank shall have delivered to the Agent for the account of the Existing Bank, an amount equal to such New Bank's relevant Pro Rata Share of the principal amount of the outstanding Loans.

                  13.. Notwithstanding Section 12 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent at the Notice Office and (ii) delivered to the Agent an amount equal to such New Bank's Pro Rata Share of the principal amount of the outstanding Loans, in each case on or prior to February 27, 1998, then, if the Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Annexes A, B and C hereto shall be modified to delete any such New Bank and such New Bank's Pro Rata Share shall be retained by the Existing Bank and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

                  14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


                                        4
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                                    ACQUISITION HOLDINGS, INC.

                                                  By  /s/  Wesley W. Lang, Jr.
                                                    ---------------------------
                                                    Name:  Wesley W. Lang, Jr.
                                                    Title: President


                                                    ATC GROUP SERVICES, INC.

                                                  By  /s/  Nicholas J. Malino
                                                    ---------------------------
                                                    Name:  Nicholas J. Malino
                                                    Title: President


                                                    BANKERS TRUST COMPANY,
                                                      Individually and as Agent

                                                  By  /s/  Patricia Hogan
                                                    ---------------------------
                                                    Name:  Patricia Hogan
                                                    Title: Principal


                                                    BANKBOSTON, N.A.

                                                  By  /s/  Gregory R. D. Clark
                                                    ---------------------------
                                                    Name:  Gregory R. D. Clark
                                                    Title: Managing Director


                                                    CREDITANSTALT CORPORATE
                                                    FINANCE, INC.

                                                  By  /s/  Ridgley Cromwell
                                                    ---------------------------
                                                    Name:  Ridgley Cromwell
                                                    Title: Associate

                                                  By  /s/  Clifford L. Wells
                                                    ---------------------------
                                                    Name:  Clifford L. Wells
                                                    Title: Vice President




                                       5
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                                                    FLEET CAPITAL CORPORATION

                                                  By  /s/  Timothy J. Broderick
                                                    ---------------------------
                                                    Name:  Timothy J. Broderick
                                                    Title: Senior Vice President


                                                    LASALLE NATIONAL BANK

                                                  By  /s/  Henry J. M.
                                                    ---------------------------
                                                    Name:  Henry J. M
                                                    Title: Commercial Lending
                                                           Officer


                                                    BANK POLSKAKASOPIEKISA
                                                    PEKAO SA GROUP

                                                  By  /s/  Harvey Winter
                                                    ---------------------------
                                                    Name:  Harvey Winter
                                                    Title: Vice President

                                                               ANNEX A TO
                                                            SECOND AMENDMENT

NEW BANKS                                                    PERCENTAGES (1)


BankBoston, N.A.                                             18.00000000%

Creditanstalt Corporate Finance, Inc.                        18.00000000%

Fleet Capital Corporation                                    18.00000000%

LaSalle National Bank                                        18.00000000%

Bank Polskakasaopiekisa Pekao SA Group                        8.00000000%













----------------------------------------------------------------------
(1)  Represents the percentage interest in each of the aggregate outstanding Term Loans and the Total Revolving Loan Commitment.
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                                                                 ANNEX B TO
                                                              SECOND AMENDMENT

                                   COMMITMENTS

                                           Term Loans            Revolving Loan
BANK                                       Commitment              Commitment
----                                       ----------              ----------
Bankers Trust Company                      $4,000,000              $6,000,000
BankBoston, N.A.                           $3,600,000              $5,400,000
Creditanstalt Corporate Finance, Inc.      $3,600,000              $5,400,000
Fleet Capital Corporation                  $3,600,000              $5,400,000
LaSalle National Bank                      $3,600,000              $5,400,000
Bank Polskakasaopiekisa Pekao SA Group     $1,600,000              $2,400,000
                                          ------------            ------------
         TOTAL:                           $20,000,000             $30,000,000
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                                                                  ANNEX C TO
                                                               SECOND AMENDMENT

                                 BANK ADDRESSES

Bank                                              Addresses

Bankers Trust Company                         130 Liberty Street
                                              New York, NY 10006
                                              Attention: Patricia Hogan
                                              Tel No.:  (212) 250-5175
                                              Fax No.:  (212) 250-7218

Bank Polskakasaopiekisa                       470 Park Avenue South
Pekao Sa Group                                15th Floor
                                              New York, New York 10016
                                              Attn: Harry Winter
                                              Tel. No.: (212) 251-1222
                                              Fax No.: (212) 679-5910

BankBoston, N.A.                              100 Federal Street
                                              MS 01-08-05
                                              Boston, Massachusetts  02110-2016
                                              Attn: Tim Barns
                                              Tel. No.: (617) 434-7976
                                              Fax No.: (617) 434-4929

Creditanstalt Corporate Finance, Inc.         2 Greenwich Plaza
                                              4th Floor
                                              Greenwich, Connecticut 06830
                                              Attn: David Yewer
                                              Tel. No.: (203) 861-1499
                                              Fax No.: (203) 861-6581

Fleet Capital Corporation                     200 Glastonbury Blvd.
                                              Glastonbury, Connecticut 06033
                                              Attn: Tim Broderick
                                              Tel. No.:  (860) 657-7774
                                              Fax No.:  (860) 657-7759

LaSalle National Bank                         135 S. LaSalle Street
                                              Chicago, Illinois 60603
                                              Attn: Henry Munez
                                              Tel. No.: (312) 904-7295
                                              Fax No.: (312) 904-6242